UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2025

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2025, First BanCorp. (the “Corporation”) announced a strategic reorganization aligned with the Corporation’s corporate succession plan (the “Strategic Reorganization”). As part of the Strategic Reorganization, the Corporation announced, among other matters, the following changes to named executive officers:

•
Cassan Pancham, Executive Vice President and Business Group Executive, will retire from his position at the Corporation effective May 15, 2025. As Business Group Executive, Mr. Pancham currently oversees the Mortgage and Insurance lines of business and the Eastern Caribbean Region’s commercial business and administration affairs.

•	Nayda Rivera, Executive Vice President and Chief Risk Officer, will be promoted to Chief Consumer Officer and Corporate Chief of Staff effective April 1, 2025.

It is expected that Mr. Pancham will enter into a temporary consulting agreement with the Corporation upon his retirement pursuant to which he will provide advisory services to the Corporation. The details of Mr. Pancham’s consulting agreement and Mr. Pancham’s and Ms. Rivera’s compensation arrangements in connection with Mr. Pancham’s retirement and Ms. Rivera’s promotion, respectively, are not available as of the date hereof.

Item 8.01	Other Events

On January 31, 2025, the Corporation issued a press release announcing the Strategic Reorganization. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated January 31, 2025 - First BanCorp Announces Strategic Reorganization

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibits 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2025	First BanCorp.

	By:	/s/ Sara Alvarez
	Name:	Sara Alvarez
	Title:	EVP and General Counsel